EXHIBIT 10.27.1


                            LOAN EXTENSION AGREEMENT
                             AND GUARANTORS' CONSENT

Dated: 9/3/02, 2002

         This LOAN EXTENSION AGREEMENT AND GUARANTORS' CONSENT (herein the "LOAN EXTENSION AGREEMENT") is made and entered into by and between TELE DIGITAL DEVELOPMENT, INC. (the "BORROWER") and DATA SALES CO., INC. (the "LENDER").

         WHEREAS, the Lender has extended a credit facility to Borrower evidenced by a Promissory Note (the "Note") in the amount of $1,308,000.00 dated May 3, 2002 (the "CREDIT FACILITY"); and

         WHEREAS, the Credit Facility is further evidenced by a Security Agreement executed by Borrower, and a Personal Guaranty Agreement executed by Richard W. Perkins, Richard L. Barnaby, and Wayne Mills, all dated May 3, 2002, and a UCC-1 Financing Statement filed as Document No. 20223962292 in the Office of the Minnesota Secretary of State, and other related documents; and

         WHEREAS, Borrower has requested that the Lender extend the time for repayment of the Credit Facility, from its original maturity date of August 1, 2002, to an extended maturity date of December 31, 2002; and

         WHEREAS, the Lender is willing to modify the Credit Facility as requested by Borrower, but only on the terms and conditions set forth in this Loan Extension Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and for other good and valuable consideration, the parties agree as follows:

                  1. The Credit Facility is hereby modified to the effect that the maturity date of the Note is extended to December 31, 2002, on which date all principal, plus accrued interest, charges, and all other amounts owed thereunder shall be due and payable in full

                  2. This Loan Extension Agreement is effective only upon receipt by Lender of the following:

                  a. Interest payment of $41,821.03, which is the unpaid accrued interest under the Note through July 31, 2002;

                  b.       An extension fee of $13,341.60;

                  c. A corporate guaranty executed by XOX Corporation in a form and substance satisfactory to Lender;


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


                                                                 EXHIBIT 10.27.1


                  d. The Borrower's execution and delivery to Lender of a common share warrant in the form attached to the Agreement re: Stock Warrant dated May 3, 2002, executed by the Borrower, and.

                  e.       A fully-executed original of this Loan Extension
                           Agreement.

                  3. The principal amount due under the Note, on which interest shall accrue on and after August 1, 2002, is $1,334,160.00.

                  4. Except as expressly set forth herein, all of the terms and provisions, including default provisions, covenants, and warranties, of the documents evidencing the Credit Facility remain unmodified and in full force and effect.

                  5. Borrower agrees to pay Lender's attorneys' fees and out-of-pocket costs related to the Loan Extension Agreement, and to indemnify, reimburse and to save and hold the Lender harmless against any and all claims, suits, actions, debts, damages, costs, charges and expenses, including without limitation, court costs and attorneys fees and against all liabilities and losses of any nature or kind, whatsoever, that the Lender shall or may hereafter sustain, as a result of the Lender's execution hereof.

                  6. This Agreement may be executed in counterpart.

         IN WITNESS HEREOF, Borrower, Lender, and Guarantors have executed this Loan Extension Agreement on the date above written.

                                                  BORROWER:

                                                  TELE DIGITAL DEVELOPMENT, INC.
                                                  (a Minnesota corporation)


                                                  By:   /s/ Richard L. Barnaby
                                                     ---------------------------
                                                           RICHARD L. BARNABY
                                                  Its:     President


                                                  LENDER:

                                                  DATA SALES CO., INC.


                                                  By:
                                                     ---------------------------
                                                  Its:
                                                      --------------------------



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


                                                                 EXHIBIT 10.27.1


STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )


         The foregoing instrument was acknowledged before me this 3rd day of September, 2002, by RICHARD L. BARNABY, the President of TELE DIGITAL DEVELOPMENT, INC., a Minnesota corporation, on behalf of the corporation.


                                            /s/ Katherine L. Pike
                                            ------------------------------------
(NOTARIAL SEAL)                             Notary Public




STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF __________)


         The foregoing instrument was acknowledged before me this ____ day of __________, 2002, by ______________________, the President of DATA SALES CO.,
INC., a Minnesota corporation, on behalf of the corporation.


                                            ------------------------------------
(NOTARIAL SEAL)                                               Notary Public



                               GUARANTORS' CONSENT

         The undersigned, all Guarantors under written Guaranties in favor of Lender guarantying repayment by Borrower of its obligations under the Credit Facilities (the "GUARANTYS") hereby consent to the Borrower's execution of this Loan Extension Agreement and Guarantors' Consent (the "LOAN EXTENSION AGREEMENT") and acknowledge, agree, and represent that their obligations


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


under the Guarantys will remain in full force and effect upon and subsequent to the Borrower's execution of the Loan Extension Agreement.


Dated:  8-29-02                                         /s/ R.W. Perkins
        ---------------------------------      ---------------------------------
                                                        RICHARD W. PERKINS


Dated:                                                  /s/ Richard L. Barnaby
        ---------------------------------      ---------------------------------
                                                        RICHARD L. BARNABY


Dated:  8/29/02                                         /s/ W.W. Mills
        ---------------------------------      ---------------------------------
                                                        Wayne Mills


                                               XOX CORPORATION


Dated:                                         By       /s/ Richard L. Barnaby
        ---------------------------------        -------------------------------
                                                        RICHARD L. BARNABY
                                               Its      President














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